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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of EasyLink Services Corporation, (the "Company") hereby severally constitute and appoint Gerald Gorman, Chairman, and David Ambrosia, Executive Vice President, General Counsel and Secretary and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, to the Annual Report on Form 10-K for the year 2000 of EasyLink Services Corporation filed with the Securities and Exchange Commission, pursuant to Section 13 of the Securities and Exchange Commission and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on April 2, 2001:



           Signature                                   Title                                              Date
           ---------                                   -----                                              ----

/s/ GERALD GORMAN                           Chairman, Director                                        April 2, 2001
- -----------------------------------
Gerald Gorman

/s/ THOMAS MURAWSKI                         Chief Executive Office, Director
- -----------------------------------         (Principal Executive Officer)                             April 2, 2001
Thomas Murawski

/s/ GARY MILLIN                             Director                                                  April 2, 2001
- -----------------------------------
Gary Millin

/s/ BRADLEY SCHRADER                        President                                                 April 2, 2001
- -----------------------------------
Bradley Schrader

/s/ DEBRA L. MCCLISTER                      Executive Vice President & Chief Financial                April 2, 2001
- -----------------------------------         Officer (Principal Accounting and Financial
Debra L. McClister                          Officer)


/s/ DAVID AMBROSIA                          Executive Vice President, General Counsel                 April 2, 2001
- -----------------------------------         and Secretary
David Ambrosia

/s/ GEORGE ABI ZEID                         President, International Operations, Director             April 2, 2001
- -----------------------------------
George Abi Zeid

/s/ WILLIAM J. DONALDSON                    Director                                                  April 2, 2001
- -----------------------------------
William J. Donaldson

/s/ STEPHEN M. DUFF                         Director                                                  April 2, 2001
- -----------------------------------
Stephen M. Duff

/s/ STEPHEN KETCHUM                         Director                                                  April 2, 2001
- -----------------------------------
Stephen Ketchum

/s/ JACK KUEHLER                            Director                                                  April 2, 2001
- -----------------------------------
Jack Kuehler
